FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 18, 2002


                           CROSSMANN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)



            Indiana                       33-68396               35-1880120
            -------                       --------               ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

    9210 North Meridian Street
      Indianapolis, Indiana                                         46260
      ---------------------                                         -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (317) 843-9514



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Item 5.  Other Events

On March 18, 2002, Crossmann Communities, Inc. gave notice to the holders of its 7.625% Senior Notes due December 19, 2004 (the "2004 Notes") and the holders of its 7.75% Senior Notes due June 11, 2008 (the "2008 Notes"), of its intent to prepay the outstanding principal amount of such notes, together with accrued interest and all applicable premiums, upon the closing of the proposed merger of Crossmann Communities, Inc. with a wholly-owned subsidiary of Beazer Homes USA, Inc. The notices are attached as exhibits to this report and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

         99.1(a) Notice of  Optional  Prepayment  for 2004 Notes dated March 18,
                 2002.

         99.1(b) Notice of  Optional  Prepayment  for 2008 Notes dated March 18,
                 2002.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CROSSMANN COMMUNITIES, INC.
                                     (Registrant)


Date: March 21, 2002                 By:  /s/ Jennifer A. Holihen
                                          --------------------------------------
                                          Jennifer A. Holihen, Chief Financial
                                            Officer, Secretary and Treasurer



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